 Alliance DataInvestor Event  May 18, 2021  Ralph AndrettaPresident & CEO  Tim King EVP & CFO  © 2021 ADS Alliance Data Systems, Inc.  Exhibit 99.1

 Agenda  Topic  Speakers  Welcome & Company Overview  Ralph Andretta President & CEO  State of the Industry & Strategy  Ralph Andretta & John Grund   Payment Services: Product Offerings & Experience  Val Greer EVP & Chief Commercial Officer  Break    Credit Risk Management  Tammy McConnaughey EVP, Operations & Credit Risk  Financial Outlook & Targets  Ralph Andretta  Open Q&A  Ralph, Val, & Tammy    2

 This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements give our expectations or forecasts of future events and can generally be identified by the use of words such as "believe," "expect," "anticipate," "estimate," "intend," "project," "plan," "likely," "may," "should" or other words or phrases of similar import. Similarly, statements that describe our business strategy, outlook, objectives, plans, intentions or goals also are forward-looking statements. Examples of forward-looking statements include, but are not limited to, statements we make regarding, and the guidance we give with respect to, our anticipated operating or financial results, initiation or completion of strategic initiatives including the proposed spinoff of our LoyaltyOne segment, future dividend declarations, and future economic conditions, including, but not limited to, fluctuation in currency exchange rates, market conditions and COVID-19 impacts related to relief measures for impacted borrowers and depositors, labor shortages due to quarantine, reduction in demand from clients, supply chain disruption for our reward suppliers and disruptions in the airline or travel industries.We believe that our expectations are based on reasonable assumptions. Forward-looking statements, however, are subject to a number of risks and uncertainties that could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this release, and no assurances can be given that our expectations will prove to have been correct. These risks and uncertainties include, but are not limited to, factors set forth in the Risk Factors section in our Annual Report on Form 10-K for the most recently ended fiscal year, which may be updated in Item 1A of, or elsewhere in, our Quarterly Reports on Form 10-Q filed for periods subsequent to such Form 10-K. Our forward-looking statements speak only as of the date made, and we undertake no obligation, other than as required by applicable law, to update or revise any forward-looking statements, whether as a result of new information, subsequent events, anticipated or unanticipated circumstances or otherwise.  Forward-Looking Statements  3

 Welcome & Company OverviewRalph Andretta  © 2021 ADS Alliance Data Systems, Inc.

 Board of Directors  Roger Ballou  John Gerspach  Rajesh “Nat” Natarajan  Timothy Theriault  Laurie Tucker  Sharen Turney  Ralph Andretta  Karin Kimbrough(Board Nominee)  5

 Leadership Team  Ralph AndrettaPresident & CEO  Val GreerEVP & Chief Commercial Officer  Perry BebermanEVP & CFO(Effective July 6, 2021)  Tammy McConnaugheyEVP, Operations & Credit Risk  Nick BarnesSVP, Chief Info & Tech Officer  Greg BetchkalSVP, Chief Risk Officer  Jeff ChesnutSVP, Treasurer  Calvin HiltonSVP, Global Human Resources  Joe MotesEVP, CAO & General Counsel  Wes HuntSVP, Enterprise Data Science & Analytics  6

 Milestone Events  Ralph Andretta joins Alliance Data as CEO  Launched the Comenity® Mastercard®  Launched the Enhanced Digital Suite (EDS)  Announced transition to Fiserv   Acquired Bread  Announced Bread / Fiserv strategic relationship  Announced Bread / RBC strategic relationship      2020  2021  7

   Recover  Readied the business for COVID-19 and beyond  Rebuild  Regrow    Digital offerings, technology and talent    Customer and product choice, profitable growth and shareholder value  8

 Offer broad product suite focused on customer's choice  1  Provide full-spectrum lending capabilities to drive sales  2  Enhance capabilities with an emphasis on digital  3  Drive sustainable, repeatable, profitable growth   4  Go-Forward Strategy  9

 To think outside the bank as a leading tech-forward financial solutions provider, serving people in their everyday lives and passions.  Vision

 Payment Services: Product Offerings & ExperienceVal Greer   © 2021 ADS Alliance Data Systems, Inc.

 Data and Analytics  +  +  12

 Differentiated Product Suite  Expanding our product offering and creating a seamless customer experience   Co-brand credit card  Private label credit card  Buy now, pay later  Installment loan  Budget/Cash Flow  Rewards/Convenience  Gen Z  Millennial  Gen X  Baby boomer  13

 Digital Capabilities  Continued progress in evolving digital experiences  Apply  Engage  14

 Digital Capabilities  Continued progress in evolving digital experiences  Engage  Apply  Pay  15

 Digital Capabilities  Continued progress in evolving digital experiences  Pay  Engage  16

Bread Business Models

Leading technology and white-labeled pay-over-time solutions

	Direct Acquisition	Distribution	Technology Platform
Merchant Acquirer	Bread | AllianceData.	fiserv.	RBC
Network / Platform (Always Bread)	Bread	Bread	Bread
Issuer / Loan Originator (Owns consumer relationship)	AllianceData.	AllianceData.	RBC
Value Pools	Merchant fees Finance charges	Merchant fees Finance charges	Gateway fees Servicing fees

© 2021 ADS Alliance Data Systems, Inc.
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 Total Addressable Market  $539B   $3.6T   $6.2T   $7.7T  Specialty Retail & Department Stores  General + Specialty Retail & Total Retail  Total Retail & E-commerce  Total Consumer Spending    Total Addressable Market  Source: US Census Retail Sales, Nilson Report, Bureau of Economic Analysis  $539B   $3.6T   $6.2T   Specialty Retail & Department Stores  General + Specialty Retail & Total Retail  Total Retail & E-commerce  18

 First Quarter 2021  Credit Sales  Representative clients in sales category  19  © 2021 ADS Alliance Data Systems, Inc.

 Consumer Focus  Seamless engagement and increased buying power  Product Browsing  Getting an Offer  Finding a Product  Financing the Product  Loving the Product & Rewards  20  © 2021 ADS Alliance Data Systems, Inc.

 Credit Risk ManagementTammy McConnaughey

 Profitable, Fair, and Responsible Full-Spectrum Lending  Flexible technology & multiple scores  Grow and expand approach  Well-established risk appetite metrics  22

 VantageScore 4.0  1  Platform upgrades  2  Future-focused data model  3  Underwriting Process Investments  23

       Optimal Risk-Adjusted Return*    Baseline  2.0x  2.4x  2.1x  1.9x      Deep Sub-Prime  *Risk-Adjusted Return equals accountholder revenue less gross losses as of 24 months on book per open account  Targeted Segments Yield Higher Returns  Sub-Prime  Near Prime  Prime  Prime+  Super Prime  24  © 2021 ADS Alliance Data Systems, Inc.

 *Distribution of receivables based on VantageScore  Emphasis Around Prime Enables Broad Growth, a Manageable Loss Rate, and Strong Profitability    +900 bp  -200 bp  -700 bp  25

 Product Mix    Innovative Underwriting  Fair Lending  Steady Losses & Profitable Growth  Consumer Friendly  Meet Brand & Growth Needs  Meet Evolving Consumer Needs  Balancing Risk and Reward  We facilitate payment solutions to meet customers’ needs while generating leading returns for our shareholders        26

 Financial Outlook & TargetsRalph Andretta  © 2021 ADS Alliance Data Systems, Inc.

 Long-Term Financial Targets    Targeting TCE and leverage ratios in-line with peers  High-single-digit annual receivable growth  Exceed $20 billion in 2023  Positive operating leverage  In 2022 and beyond  Net loss rate less than 6%  Average through-the-cycle net loss rate target range  Return on Equitymid-to-high ‘20s  28

 Building Momentum  Sales at inflection point for receivable growth  Improving revenue yields- Bread yields above portfolio  Appropriate expense management  29

 2 – 3%  2 – 3%  2 – 3%  Drivers of Receivable Growth  30

 Card Services Funding Mix & Costs    Secured Funding    Retail Deposits    Wholesale Deposits  31

 Capital Allocation / Priorities  Improve enterprise capital metrics  Organic growth  Maintain dividend  Future investments  Efficient return of capital to shareholders  32

Strategic Initiatives

Focused investment to drive sustainable long-term shareholder value

Technology Innovation

Product Diversification & Development

Digital Advancement

Data Science & Analytics

Key Foundational Elements

Proactive Risk Management

Prudent Balance Sheet Management

Disciplined Expense Management

© 2021 ADS Alliance Data Systems, Inc. 33

In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company may present financial measures that are non-GAAP measures, such as constant currency financial measures, pre-provision earnings before taxes. Similarly, core earnings and core EPS eliminate non-cash or non-operating items, including, but not limited to, stock compensation expense, amortization of purchased intangibles, non-cash interest, gain (loss) on the sale of a business, strategic transaction costs, asset impairments, restructuring and other charges, and the loss on extinguishment of debt. The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations.  Financial Measures  34